EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 19, 2004, in the Registration Statement (Form S-1) and related Prospectus of GulfWest Energy Inc. for the registration of shares of its common stock.

                                           /s/ WEAVER AND TIDWELL, L.L.P.
                                           ------------------------------
Dallas, Texas

July 14, 2004